Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Greater China Equity Fund
Class A, Class C and Institutional Class, Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated December 12, 2016, as amended and supplemented

This supplement describes important changes affecting Neuberger Berman Greater China Equity Fund (the “Fund”) effective at close of business on October 17, 2017. If you have any questions regarding these changes, please contact Neuberger Berman Investment Advisers LLC at 877-628-2583.

Effective at close of business October 17, 2017:

As previously described in the supplement dated September 18, 2017, to the Neuberger Berman Greater China Equity Fund’s (the “Fund”) summary prospectus, prospectus and Statement of Additional Information, the Fund was closed to new investors (the “Soft Close”) effective at the close of business on September 20, 2017, due to capacity constraints associated with the investment strategy employed by the Fund.
Since the Soft Close, the total assets of the investment strategy managed by the Fund’s sub-adviser, which include the assets of the Fund, have continued to increase and the capacity limit is likely to be reached in the near term.  As a result, the Fund will close and cease accepting investments, including investments from existing shareholders, effective at the close of business on October 17, 2017. Following the close, existing shareholders will still be permitted to purchase shares of the Fund through reinvestment of capital gains distributions and dividend reinvestment and may exchange their shares of the Fund for shares of other Neuberger Berman Funds, provided that the exchange meets any eligibility requirements, including the relevant minimum investment requirements.  Shares will be exchanged for each other based upon their relative net asset value per share.

The date of this supplement is October 13, 2017.
Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com